UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2005

Smith Micro Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26536	33-0029027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Columbia, Suite 200, Aliso Viejo, California	92656

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 362-5800

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 15, 2005 (the “Notice Date”), Deloitte & Touche LLP (“Deloitte”) provided notice (the “Notice”) to the Audit Committee of the Board of Directors of Smith Micro Software, Inc. (the “Company”) that it declined to stand for re-appointment as the independent registered public accounting firm for the Company, and will resign upon the completion of Deloitte’s review of the Company’s interim financial statements to be included in its Quarterly Report on Form 10-Q for the first quarter ended March 31, 2005.

The Audit Committee did not recommend or approve a change in the Company’s independent registered public accounting firm and will immediately commence a search for a new accounting firm to replace Deloitte.

Deloitte’s report on the Company’s consolidated financial statements for the years ended December 31, 2003 and 2004, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two year period ended December 31, 2004, and the period from January 1, 2005, through the Notice Date, there have been no disagreements between the Company and Deloitte on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of such disagreements in connection with the issuance of its report on the Company’s financial statements.

During the two year period ended December 31, 2004, and for the period from January 1, 2005, through the Notice Date, Deloitte did not advise the Company that any “reportable events” (described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended) occurred during such period.

The Company provided Deloitte with a copy of the foregoing disclosures. The Company requested that Deloitte furnish it with a letter addressed to the SEC stating whether Deloitte agrees with the statements made by the Company set forth above, and if not, stating the respects in which Deloitte does not agree. Deloitte has furnished a letter addressed to the SEC dated April 21, 2005, a copy of which is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

9.01(c) Exhibits.

16.1 Letter of Deloitte & Touche LLP dated April 21, 2005, addressed to the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.

(Registrant)

April 21, 2005	By: /s/ William W. Smith, Jr.

Date	Name: William W. Smith, Jr. Title: President and Chief Executive Officer

Index to Exhibits

Exhibit Number	Exhibit
16.1	Letter of Deloitte & Touche LLP dated April 21, 2005.